Schedule of Investments PIMCO New York Municipal Income Fund	September 30, 2020 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)
	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 173.5% ¤
MUNICIPAL BONDS & NOTES 170.5%
ARIZONA 0.3%
Arizona Industrial Development Authority Revenue Bonds, Series 2020 7.750% due 07/01/2050	$300	$303
CALIFORNIA 1.9%
California Health Facilities Financing Authority Revenue Bonds, Series 2016 5.000% due 11/15/2046 (d)	1,500	1,759
		1,759
ILLINOIS 4.2%
Chicago, Illinois General Obligation Bonds, Series 2007 5.500% due 01/01/2042	885	923
Chicago, Illinois General Obligation Bonds, Series 2017 6.000% due 01/01/2038	1,000	1,094
Illinois State General Obligation Bonds, Series 2017 5.000% due 12/01/2038	650	675
Illinois State General Obligation Notes, Series 2017 5.000% due 11/01/2025	1,000	1,075
		3,767
LOUISIANA 0.3%
Parish of St John the Baptist, Louisiana Revenue Bonds, Series 2017 2.375% due 06/01/2037	250	254
NEW YORK 158.0%
Broome County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2020 4.000% due 04/01/2050	750	840
Build NYC Resource Corp., New York Revenue Bonds, Series 2017 5.000% due 11/01/2047 (d)	1,000	1,572
Housing Development Corp., New York Revenue Bonds, Series 2017 3.700% due 11/01/2047 (d)	1,000	1,054
Hudson Yards Infrastructure Corp., New York Revenue Bonds, Series 2011
5.250% due 02/15/2047	3,000	3,050
5.750% due 02/15/2047	4,000	4,081
Long Island Power Authority, New York Revenue Bonds, Series 2020 4.000% due 09/01/2039	500	594
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012 5.000% due 11/15/2042	2,000	2,094
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014 5.000% due 11/15/2039	1,000	1,034
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2016 5.000% due 11/15/2031 (d)	6,500	6,821
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2017
4.000% due 11/15/2035	1,000	988
4.000% due 11/15/2042	1,000	980
Monroe County Industrial Development Corp, New York Revenue Bonds, Series 2020 4.000% due 07/01/2050	850	969
Nassau County, New York General Obligation Bonds, (AGM Insured), Series 2018 5.000% due 04/01/2036	2,000	2,468
Nassau County, New York Industrial Development Agency Revenue Bonds, Series 2014
2.000% due 01/01/2049 ^(b)	433	43
6.700% due 01/01/2049	1,200	892
Nassau County, New York Tobacco Settlement Corp. Revenue Bonds, Series 2006 5.125% due 06/01/2046	1,230	1,230
New York City Health & Hospital Corp. Revenue Bonds, Series 2010 5.000% due 02/15/2030	3,500	3,510
New York City Industrial Development Agency, New York Revenue Bonds, (AGC Insured), Series 2009
6.500% due 01/01/2046	900	904
7.000% due 03/01/2049	3,200	3,214
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2019 5.000% due 11/01/2043	1,030	1,269
New York City Water & Sewer System, New York Revenue Bonds, Series 2019 5.000% due 06/15/2049 (d)	9,000	11,010
New York City, General Obligation Bonds, Series 2013 5.000% due 08/01/2031	2,000	2,251
New York City, General Obligation Bonds, Series 2018 5.000% due 04/01/2043	1,500	1,783

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)	September 30, 2020 (Unaudited)

New York City, New York General Obligation Bonds, Series 2018 5.000% due 04/01/2045 (d)	2,700	3,198
New York City, New York General Obligation Bonds, Series 2019 5.000% due 08/01/2039	1,000	1,228
New York City, New York Industrial Development Agency Revenue Bonds, Series 2020 4.000% due 03/01/2045 (a)	1,800	2,011
New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2018 5.250% due 07/15/2036	1,000	1,263
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2019 4.000% due 05/01/2044	2,500	2,823
New York City, New York Water & Sewer System Revenue Bonds, Series 2019 5.000% due 06/15/2049	1,500	1,887
New York County, New York Tobacco Trust IV Revenue Bonds, Series 2005 0.000% due 06/01/2050 (c)	20,000	3,590
New York County, New York Tobacco Trust V Revenue Bonds, Series 2005 0.000% due 06/01/2055 (c)	3,000	166
New York Liberty Development Corp. Revenue Bonds, Series 2005 5.250% due 10/01/2035 (d)	3,760	5,220
New York Liberty Development Corp. Revenue Bonds, Series 2011
5.000% due 12/15/2041	2,000	2,086
5.750% due 11/15/2051	6,000	6,309
New York Liberty Development Corp. Revenue Bonds, Series 2014 5.000% due 11/15/2044	1,900	1,950
New York Power Authority Revenue Bonds, Series 2020 4.000% due 11/15/2055	1,600	1,847
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 07/01/2031	2,000	2,072
5.500% due 07/01/2036	1,000	1,040
New York State Dormitory Authority Revenue Bonds, Series 2013 5.000% due 02/15/2029	1,000	1,115
New York State Dormitory Authority Revenue Bonds, Series 2017
4.000% due 02/15/2047 (d)	1,000	1,104
5.000% due 12/01/2031	500	587
New York State Dormitory Authority Revenue Bonds, Series 2018
4.000% due 03/15/2043	1,000	1,125
5.000% due 03/15/2037	3,000	3,701
New York State Dormitory Authority Revenue Bonds, Series 2019 5.000% due 03/15/2041	2,000	2,457
New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 07/01/2046	1,000	1,123
4.000% due 07/01/2053	2,000	2,229
New York State Thruway Authority Revenue Bonds, Series 2012
5.000% due 01/01/2037	1,000	1,061
5.000% due 01/01/2042	3,645	3,867
New York State Urban Development Corp. Revenue Bonds, Series 2019 5.000% due 03/15/2041	500	627
New York State Urban Development Corp. Revenue Bonds, Series 2020 5.000% due 03/15/2047	1,500	1,871
New York State Urban Development Corp., Revenue Notes, Series 2019 4.000% due 03/15/2048 (d)	7,000	7,830
Onondaga County, New York Revenue Bonds, Series 2011 5.000% due 12/01/2036	600	634
Onondaga County, New York Trust for Cultural Resources Revenue Bonds, Series 2019 4.000% due 12/01/2049	1,300	1,491
Port Authority of New York & New Jersey Revenue Bonds, Series 2010 6.000% due 12/01/2036	1,000	1,009
Port Authority of New York & New Jersey Revenue Bonds, Series 2016 5.250% due 11/15/2056 (d)	3,500	4,169
0.000% due 11/15/2031	540	0
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2018
4.000% due 11/15/2048	1,000	1,124
5.000% due 11/15/2045 (d)	3,000	3,645
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2019
5.000% due 11/15/2041	840	1,044
5.000% due 11/15/2042	500	620
Troy Capital Resource Corp., New York Revenue Bonds, Series 2020 5.000% due 09/01/2034	1,200	1,467
Troy Industrial Development Authority, New York Revenue Bonds, Series 2002 4.625% due 09/01/2026	5,860	6,020
TSASC, Inc., New York Revenue Bonds, Series 2017 5.000% due 06/01/2041	2,000	2,251
Ulster County, New York Capital Resource Corp. Revenue Bonds, Series 2017 5.250% due 09/15/2047	500	461
Westchester County Healthcare Corp., New York Revenue Bonds, Series 2010 6.125% due 11/01/2037	910	914
Yonkers Economic Development Corp., New York Revenue Bonds, Series 2010 6.000% due 10/15/2030	160	160
		143,047
OHIO 1.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020 5.000% due 06/01/2055	875	932

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)	September 30, 2020 (Unaudited)

PENNSYLVANIA 1.1%
Berks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2017 4.000% due 11/01/2050	1,000	967
PUERTO RICO 3.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	1,845	523
4.750% due 07/01/2053	2,760	2,878
		3,401
Total Municipal Bonds & Notes (Cost $147,592)		154,430
SHORT-TERM INSTRUMENTS 3.0%
REPURCHASE AGREEMENTS (e) 3.0%		2,683
Total Short-Term Instruments (Cost $2,683)		2,683
Total Investments in Securities (Cost $150,275)		157,113
Total Investments 173.5% (Cost $150,275)		$157,113
Auction Rate Preferred Shares (45.3)%		(41,025)
Other Assets and Liabilities, net (28.2)%		(25,559)
Net Assets Applicable to Common Shareholders 100.0%		$90,529

Schedule of Investments PIMCO New York Municipal Income Fund (Cont.)	September 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
(a)	When-issued security.
(b)	Security is not accruing income as of the date of this report.
(c)	Zero coupon security.
(d)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(e)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By		Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$2,683	U.S. Treasury Notes 2.125% due 08/15/2021		$(2,737)	$2,683	$2,683
Total Repurchase Agreements							$(2,737)	$2,683	$2,683
FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund's assets and liabilities:

Category and Subcategory				Level 1		Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona					$0	$303	$0	$303
California					0	1,759	0	1,759
Illinois					0	3,767	0	3,767
Louisiana					0	254	0	254
New York					0	143,047	0	143,047
Ohio					0	932	0	932
Pennsylvania					0	967	0	967
Puerto Rico					0	3,401	0	3,401
Short-Term Instruments
Repurchase Agreements					0	2,683	0	2,683
Total Investments					$0	$157,113	$0	$157,113

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund, less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund's investments in open-end management investment companies, other than exchange-traded funds, are valued at the NAVs of such investments.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Fund’s Board of Trustees (the “Board”) or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Manager, the responsibility for monitoring significant events that may materially affect the values of the Fund's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the

Notes to Financial Statements (Cont.)

requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)				(Unaudited)

Counterparty Abbreviations:
FICC	Fixed Income Clearing Corporation

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	AGM	Assured Guaranty Municipal

Other Abbreviations:
TBA	To-Be-Announced